                                  EXHIBIT 10.2

THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE AND SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

$------------
(ORIGINAL PRINCIPAL AMOUNT)                                     NO.------------

                           ACCENT COLOR SCIENCES, INC.
                     SERIES A CONVERTIBLE SUBORDINATED NOTE

                               September ___, 1999

         1. GENERAL. Accent Color Sciences, Inc., a Connecticut corporation (the "Company"), for value received, hereby promises to pay to the order of (the "Lender"), or the holder hereof, the principal amount of _________ Thousand Dollars ($_______), on the earlier of (i) February 1, 2000, and (ii) the date that is three business days after the Company consummates its next Equity Financing (the "Payment Date"), in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt. Interest at the rate of 7% per year shall accrue on the outstanding principal balance of this Note. Interest accrued on the outstanding principal balance from the date of this Note until the Payment Date shall be paid on the Payment Date. All payments of principal and interest on this Note shall be paid by Company check sent first class mail, postage prepaid, to such address as the holder hereof shall notify the Company of in writing, or, absent such notice, to the last address of such holder as recorded in the Company's books. Interest shall be computed on the basis of a 365-day year. The Company shall have the right from time to time to prepay without penalty all or any portion of the principal and interest due under this Note upon three business days prior written notice to the holder hereof.

         2. THE NOTE. As used herein, the term "Note" refers to this Series A Convertible Subordinated Note and to any Note or Notes executed and delivered by the Company in exchange or replacement hereof pursuant to Section 4 and in accordance with the terms of the Series A Convertible Subordinated Note, Common Stock and Warrant Purchase Agreement between the Company and the investors listed on Schedule A thereto dated as of September ___, 1999 (the "Purchase Agreement"). Unless the context otherwise requires, the term holder is used to mean the person named as Lender in Section 1 or any other person who shall at the time be a legal successor to the Lender or the assignee of this Note.

         3. SUBORDINATION. The Company hereby agrees, and the holder of this Note by its acceptance agrees, that the payment of the principal of and interest on the Note is hereby expressly made subordinate and junior in right of payment, to the extent set forth in the following paragraphs (a), (b) and (c), to the prior payment in full of all Senior Debt (as defined in Section 5 below) of the Company, whether such Senior Debt, except as provided in Section 5 below, is incurred prior to, on or after the date hereof:

              (a) In the event of insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relative to the Company or to any of the property of the Company, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of and interest on all Senior Debt before the holder of this Note shall be entitled to receive any payment on account of principal or interest on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Note.

              (b) In the event that this Note is declared due and payable prior to its stated maturity, by reason of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing paragraph
(a) shall not be applicable), then all principal of and interest on all Senior Debt outstanding at the time of such declaration shall first be paid in full, before any payment on account of principal or interest is made upon this Note.

              (c) The Company may make payments and, subject to Section 1 of this Note, prepayments of the principal of and interest of this Note if, at the time of the payment and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Debt and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist. Should the holder of this Note, while there exists a default or an event of default as provided in the immediately preceding sentence, and after being notified by the holder of the Senior Debt of the default, receive any such payment, or should the holder of this Note receive any distribution in bankruptcy, dissolution, or similar insolvency proceedings in regard to the Company, the holder of the Note will hold such payment or distribution in trust for the holder of the Senior Debt and will pay over such amounts to such holder to apply to the Senior Debt until the same is paid in full.

         The provisions of this Section 3 are for the purpose of defining the relative rights of the holders of Senior Debt and the holder of the Note against the Company and its property. Nothing herein shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder the principal and interest in accordance with the terms and the provisions hereof; nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default under this Note, subject to the rights, if any, under this Section 3 of holders of Senior Debt to receive cash, property, stock or obligation otherwise payable or deliverable to the holder of this Note. The Company acknowledges and agrees that the rights of the holder of this Note with respect to the Company's cash, property, rights and other assets of any kind are senior and prior to the rights

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of any holder of capital stock of the Company arising from such capital stock and the Company shall issue no other notes or debt instruments except such as comply with the Purchase Agreement and are subordinated to this Note in right of payment on the same basis on which this Note is subordinated to Senior Debt as provided in this Section, and except that the Company may have additional Senior Debt.

         4. EXCHANGE OR REPLACEMENT OF NOTE.

              (a) Subject to Section 13 of this Note, the holder of this Note may in person or by duly authorized attorney surrender the Note for exchange at the office of the Company, and at the expense of the Company receive in exchange therefor a new Note in the same aggregate principal amount as the aggregate unpaid principal amount of the Note so surrendered and bearing interest at the same rate as the Note so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note so surrendered and to be in such principal amount and payable to such permitted assignee or transferee, as such holder may designate in writing; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in a name other than that of the holder of the Note surrendered in exchange therefor. Five days prior written notice of the holder's intention to make such exchange shall be given to the Company.

              (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this paragraph (b) shall be dated as of the date to which interest has been paid on this Note.

         5. DEFINITIONS. As used herein, the following terms have the following respective meanings:

              "Person" shall mean an individual, a company, a limited liability company, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof, or any other legal entity.

              "Equity Financing" shall mean a private or public offering of the Company's Common Stock resulting in receipt of at least $1,100,000 in gross proceeds by the Company.

              "Senior Debt" shall mean the principal of, interest on and, if applicable, any premium on (i) indebtedness for money borrowed of the Company outstanding as of the date hereof, (ii) additional indebtedness incurred by the Company after date hereof for money borrowed from a customer of the Company;
(iii) additional indebtedness incurred by the Company after the date hereof for money borrowed from a bank, savings and loan association trust company, insurance company or similar financial institution, (iv) purchase money secured debt, (v) obligations of the Company as lessee under leases of real or personal property which are treated as capital lease obligations under generally accepted accounting principals, (vi) any other indebtedness for money borrowed of the Company which the Company and holders of at least a majority of the principal amount of the Notes then outstanding from time to time expressly and specifically agree in writing shall constitute "Senior Debt" and (vii) any deferrals, renewals, refinancings or extensions of any of the foregoing.

         6. REMEDIES.

              6.1 EVENTS OF DEFAULT DEFINED. The entire principal amount of and all accrued interest on this Note shall, at the option of the holder hereof exercised by written notice to the Company (except under Section 6.1(d) and Section 6.1(e) below, in which case the entire principal amount of and all accrued interest on the Note shall automatically become due and payable), forthwith become and be due and payable (subject, however, to the enforcement provisions contained in Section 6.2) if any one or more of the following events (herein called "Events of Default") shall have occurred and be continuing (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree of order of any court or any order, rule or regulation of any administrative or governmental body):

              (a) if default shall be made in the due and punctual payment of the principal of or interest on this Note or on any other indebtedness of the Company to Lender, when and as the same shall become due and payable, whether at the maturity of any installment thereof, by acceleration, or otherwise;

              (b) if any material default, breach or violation shall be made in the performance or observance of any of the other covenants, agreements, representations, warranties or conditions of the Company contained in this Note, any other instrument evidencing indebtedness of the Company to Lender, or in the Purchase Agreement; provided that no Event of Default, not otherwise specifically stated in this Section 6.1, shall be deemed to have occurred if the Company cures such default, breach or violation within 30 days after having received notice thereof from the holder of this Note;

              (c) if the Company shall default beyond any period of grace provided with respect thereto in the payment of principal of or interest on any Senior Debt or in the performance or observance of any other material obligation, term or condition under such Senior Debt or otherwise fail promptly to pay such Senior Debt when due and payable, unless such holder shall have waived such default or non-payment after its occurrence or unless such holder shall have failed to give any notice required to create a default thereunder;

              (d) if the Company shall

                 (1) admit in writing its inability to pay its debts generally as they become due,

                 (2) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

         (3) make an assignment for the benefit of its creditors,

                 (4) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property,

                  (5) on a petition in bankruptcy filed against it, be adjudicated a bankrupt, or

                  (6) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

              (e) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the Company, a receiver of the Company or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof;

              (f) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control; or

              (g) if the Company enters into a merger, consolidation, liquidation, dissolution, sale of all or substantially all of its stock or assets, or similar restructuring or reclassification.

         6.2 SUITS FOR ENFORCEMENT. In case any one or more of the Events of Default specified in Section 6.1 hereof shall have occurred, the holder of this Note may, subject to Section 3, proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, other instrument, or the Purchase Agreement or in aid of the exercise of any power granted in this Note, other instrument, or the Purchase Agreement, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the registered holder of this Note. In addition to any amounts otherwise payable under this Note, the holder shall be entitled to recover all reasonable costs and expenses related to enforcement of this Note, including without limitation, legal and accounting fees and court costs.

              The remedies of the holder provided herein, in the Purchase Agreement, and in the documents referred to therein shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

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
              Except as expressly set forth herein, the Company hereby waives demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices not specifically required hereby in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability hereunder shall be unconditional.

              The holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

              6.3 REMEDIES CUMULATIVE. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

              6.4 REMEDIES NOT WAIVED. No course of dealing between the Company and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

         7. CONVERSION OF NOTE

                  7.1      RIGHT TO CONVERT

                            (a) The holder of this Note shall have the right, at
such holder's option, at any time prior to maturity of this Note or prior to receipt of notice of the Company's intent to prepay this Note pursuant to
Section 1 hereof, to convert all or any portion of the unpaid principal amount hereof plus all accrued and unpaid interest (the sum of the unpaid principal amount plus all accrued and unpaid interest as calculated at any time during the Term of this Note shall be referred to as the "Note Value") into shares of the Company's Common Stock, no par value (the "Common Stock") at the lower of (i) $.50 per share and (ii) the per share common stock equivalent price in the Company's next equity offering in which the Company receives net proceeds of at least $1,100,000, subject to adjustment from time-to-time pursuant to Section
7.2 hereof ("Conversion Price").

                            (b) Upon conversion of all or a portion of the Note
Value hereof, the obligation due hereunder shall be deemed reduced to the extent of the value of the aggregate Conversion Price of the Common Stock acquired thereby. The reduction of the obligation due hereunder upon the conversion of a portion of the Note Value shall first reduce accrued and unpaid interest and then reduce the unpaid principal amount.

                  7.2      ADJUSTMENTS

                            The Conversion Price and the number of shares
purchasable hereunder are subject to adjustment from time-to-time as follows:

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
                  (a)      ISSUANCE OF ADDITIONAL STOCK.

                            (i) If the Company shall issue any Additional Stock
without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price per share equal to the product obtained by multiplying the Conversion Price in effect immediately prior to the issuance of such Additional Stock by a fraction, (i) the numerator of which is equal to the sum of (x) the number of shares of Common Stock deemed outstanding on a fully as-converted basis immediately prior to such issuance (including shares deemed to be outstanding as provided in Section 7.2(a)(vi)) and (y) the quotient of the aggregate consideration received by the Company upon such issuance, divided by the Conversion Price in effect immediately prior to the issuance of such Additional Stock and (ii) the denominator of which is the total number of shares of Common Stock deemed outstanding on a fully as-converted basis (including shares deemed outstanding as provided in Section 7.2(a)(vi)) immediately after (and including) such issuance.

                            (ii) No adjustment of the Conversion Price shall be
made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. No adjustment of such Conversion Price pursuant to Section 7.2(a)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                            (iii) In the case of the issuance of Common Stock
for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for underwriting or otherwise in connection with the issuance and sale thereof.

                            (iv) In the case of the issuance of the Common Stock
for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                            (v) In the event Additional Stock is issued together
with other shares or securities or other assets of the Company for consideration which covers both, the consideration allocable to the Additional Stock shall be the proportion of such consideration so received, computed as provided in Sections 7.2(a) (iii) and (iv) above, as determined in good faith by the Board of Directors.

                            (vi) In the case of the issuance (after September
___, 1999 (the "Original Issue Date")) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 7.2(a):

                                  (1) The aggregate maximum number of shares of
Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 7.2(a)(iii), (iv) and (v)) if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby. Notwithstanding anything to the contrary herein, no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                  (2) The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7.2(a)(iii), (iv) and (v)). Notwithstanding anything to the contrary herein, no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                  (3) In the event of any change in the number
of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                  (4) Upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise

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
of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                                  (5) The number of shares of Common Stock
deemed issued and the consideration deemed paid therefor pursuant to Section 7.2(a)(vi)(1) and (2) shall be appropriately adjusted to reflect any change, termination, or expiration of the type described in either Section 7.2(a)(vi)(3) or (4).

                                  (6) The consideration for Common Stock deemed
paid pursuant to Sections 7.2(a)(vi)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either
Section 7.2(a)(vi)(3) and (4).

                            (vii) "Additional Stock" shall mean any shares of
Common Stock issued (or deemed to have been issued pursuant to Section 7.2(a)(vi)) by the Company after the Original Issue Date other than:

                                  (1) Common Stock issued pursuant to the events
described in Sections 7.2(b), (c), (d) or (e) hereof;

                                  (2) shares of Common Stock issuable to
employees, agents, consultants, advisors or directors of the Company pursuant to stock options or stock awards granted or to be granted, provided that the grant of such options or awards shall have been approved by the Board of Directors;

                                  (3) shares of Common Stock issuable pursuant
to warrants outstanding as of the Original Issue Date or any Warrants issued or to be issued pursuant to the Purchase Agreement; or

                                  (4) shares of Common Stock issued or issuable
upon conversion of shares of Series B Preferred Stock outstanding on the date hereof.

                            (b) Merger, Sale of Assets, etc. If at any time
while this Note, or any portion thereof, is outstanding, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale of transfer of the Company's properties and assets as, or substantially as, en entirety to any other person, this Note shall thereafter represent the right to acquire the number of shares of stock or other securities which the holder of this Note would have owned immediately after the consummation of such reorganization, merger, consolidation, sale or transfer, if this Note had been converted immediately before the effective date of the reorganization, merger, consolidation, sale or transfer.

                            (c) Reclassification, etc. If the Company, at any
time while this Note, or any portion hereof, remains outstanding by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 7.2.

                            (d) Split, Subdivision or Combination of Shares. If
the Company at any time while this Note, or any portion hereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Note exist, into a different number of securities of the same class, the Conversion Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                            (e) Adjustments for Dividends in Stock or Other
Securities. If while this Note, or any portion hereof, remains outstanding, the holders of the securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities of the Company by way of dividend or distribution, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this conversion, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.2.

                            (f) Certificate as to Adjustments. Upon the
occurrence of each adjustment or readjustment pursuant to this Section 7.2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Conversion Price at the time in effect; and (iii) the number of shares that at the time would be received upon the conversion of the Note.

                  7.3 EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, the holder of this Note shall present it to the Company at the office of the Company, accompanied by written notice to the Company that the holder elects to convert this Note, or, if less than the entire Note Value hereof is to be converted, the portion hereof to be converted. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares that shall be issuable on such conversion shall be issued. As soon as practicable after the receipt of such notice and the presentation of this Note, the Company shall issue and shall deliver to the holder

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
of this Note a certificate or certificates for the number of full shares issuable upon the conversion of this Note (or portion hereof), and provision shall be made for any fraction of a share as provided in Section 7.4 hereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Company and this Note shall have been presented as aforesaid, the conversion shall be at the conversion price in effect at such time, and at such time the rights of the holder of this Note as such holder shall cease (to the extent this Note is so converted) and the person or persons in whose name or names any certificate of certificates for shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Upon conversion of only a part of the Note Value of this Note, appropriate notation shall be made on this Note of the principal amount so converted, and the holder following such notation shall retain this Note. Upon conversion of the balance of the Note Value of this Note, the holder shall surrender this Note to the Company.

                  7.4 ADJUSTMENT FOR FRACTIONAL SHARES. No fractional shares or scrip shall be issued upon conversions of the Note. The number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate
Note Value of the Note (or portion thereof) so surrendered. The remaining Note Value shall be paid in cash.

                  7.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available out of its Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note pursuant to the terms of this Section 7. The Company covenants that all shares which will be so issuable shall, upon the conversion of this Note as herein provided, be duly and validly issued and fully paid and nonassessable by the Company.

                  7.6 TAXES. The issuance of certificates for shares upon conversion of this Note shall be made without charge to the holder of this Note for any issuance tax in respect thereto.

         8. Amendments and Waivers. Amendments of this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of the Company and the holders of at least a majority of the principal amount of the Notes then outstanding; provided, however, that no amendment, omission or waiver of this Note shall be made without the written consent of the holder of this
Note if such amendment, omission or waiver would (i) cause any change in the principal amount or rate of interest under this Note, (ii) extend the time of payment of this Note, (iii) affect or impair in any way the obligation of the Company in respect of the principal of or interest on this Note or (iv) cause any change in this Section 8 hereof. Any such amendment or waiver shall be binding upon the holder, upon each future holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver, but any substitute Note issued thereafter shall bear a notation referring to any such amendment or continuing waiver.

         9. SUCCESSORS AND ASSIGNS. This Note shall be binding upon the parties and their respective successors and assigns.

         10. SEVERABILITY. Should any part but not the whole of this Note for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Note had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portion of this Note without including any such part which may, for any reason, be hereafter declared invalid.

         11. CAPTIONS. The descriptive headings of the various Sections or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         12. GOVERNING LAW. This Note shall be governed and construed under the laws of the State of Connecticut without giving effect to the conflict of law principles . The parties irrevocably consent to the exclusive jurisdiction of the Superior Courts of the State of Connecticut at Hartford, Connecticut or the United States District Court for the District of Connecticut.

         13. RESTRICTIONS. This Note shall not be transferable except in compliance with the provisions of Sections 3 and 4 of the Purchase Agreement.


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ATTEST:                          ACCENT COLOR SCIENCES, INC.

                                 By:
----------------------------
Name:  Willard F. Pinney, Jr.    /s/
                                -----------------------------------------------
Title:     Secretary            Name:  Charles E. Buchheit
                                Title: President and Chief Executive Officer

                                      -12-